     Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

Pursuant to, and solely for purposes of, 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002), each of the undersigned hereby certifies in the capacity and on the date indicated below that, to the best of his knowledge:

1. The Annual Report of Metrocall Holdings, Inc. (“Metrocall”) on Form 10-K for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Metrocall.

/s/ Vincent D. Kelly	Dated March 25, 2004

Vincent D. Kelly
President and Chief Executive Officer

/s/ George Z. Moratis	Dated March 25, 2004

George Z. Moratis
Chief Financial Officer